SUPPLEMENT DATED MAY 1, 2019
TO

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019

On April 9, 2019, The Independent Order of Foresters, the ultimate parent company of Foresters Investment Management Company, Inc. (“FIMCO”), which is the investment adviser to the separate series of the trusts listed above (the “Funds”), Foresters Financial Services, Inc. (“FFS”), which is the Funds’ distributor, and Foresters Investor Services, Inc. (“FIS”), which is the Funds’ transfer agent, announced that it has entered into the two definitive purchase agreements described below that, once completed, will result in the sale of its U.S. North American Asset Management businesses.

First, FIMCO has entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, will purchase FIMCO’s assets related to the mutual fund management business, including the Funds (the “Transaction”).  The Transaction is not expected to result in any material changes to the Funds’ investment objectives and principal investment strategies.  However, upon the completion of the Transaction, Macquarie expects that each Fund will be reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”).  The Transaction is expected to be completed during the fourth calendar quarter of 2019, pending the satisfaction of certain closing conditions and approvals, including approvals of the Reorganizations by the Funds’ Board of Trustees and Fund shareholders at a special shareholder meeting.

Second, FFS and Foresters Advisory Services, LLC (“FAS”) has entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado, whereby Cetera will purchase FFS’ retail brokerage business and FAS’ retail advisory business.  This transaction is expected to be completed in the second calendar quarter of 2019.

No shareholder action is necessary at this time. More detailed information about the Reorganizations will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

TL519